UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

MONEYGRAM INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

Matrix Acquisition Corp.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following materials are available publicly on the antandmoneygram.com website.

Investing in America
Ant Financial’s Merger with MoneyGram
Benefits of Acquisition to the U.S.
Creating Jobs in America
Strengthening MoneyGram’s Business
Ant Financial is committed to investing in and growing
MoneyGram can access Ant Financial’s platform of 630 million
MoneyGram’s U.S.-based operations and maintaining the
users worldwide. Ant Financial will invest in the U.S. to
current management team at its headquarters in Dallas, TX.
substantially enhance MoneyGram’s technological capabilities.
Setting the Record Straight
MoneyGram recently received an unsolicited proposal from another interested buyer. As a result, there has been a lot of misinformation out there and Ant Financial would like to set the record straight.
ANT FINANCIAL IS A
PRIVATE, ENTREPRENEURIAL, GLOBAL COMPANY
Ant Financial was founded by Jack Ma, one of the most successful entrepreneurs in the world
Ant Financial is not controlled by the Chinese government
A handful of Chinese state-owned or -affiliated funds (such as pension funds) have invested in Ant Financial
These are non-controlling, passive investors and most own a de minimis percentage (<1%)
None of these entities has any participation in Ant Financial’s management or Board nor any special rights
Ant Financial’s outside investors (including all state-affiliated funds) do not and will not have access to any private customer data
PROTECTING CONSUMER DATA AND USER PRIVACY IS OF THE HIGHEST PRIORITY
• Ant Financial serves more than 630 million users worldwide – a company of this scale does not grow this big without the trust of its users
• MoneyGram has been a trusted resource for over 75 years – it will continue to manage its customer data the same way as it does today
• All PII and cyber security protections will remain intact
• Any consumer data generated by MoneyGram in the U.S. will continue to be stored on servers in the United States and data security will remain fully in the hands of U.S. citizens
• MoneyGram’s network will remain entirely separate and independent from Ant Financial’s network and Ant Financial will not have access to any MoneyGram customer data
ANT FINANCIAL AND MONEYGRAM WILL CONTINUE TO COMPLY WITH ALL U.S. LAWS AND REGULATIONS
• Ant Financial already fully complies with applicable laws in the United States and 200+ other countries and territories
• MoneyGram will continue to operate as an independent subsidiary and comply in the same way it does today
MoneyGram’s compliance functions (including its anti-money laundering (“AML”) compliance) will continue to be operated on a standalone basis, supported by its own independent technology infrastructure and data centers
• MoneyGram, like all major remittance companies, currently operates in China with no issues related to the protection of consumer data. In fact, Ant Financial is planning to further invest in and bolster MoneyGram’s comprehensive global anti-money laundering efforts
Ant Financial Already Partners with Leading American Companies
Partners with California-based Acquired Kansas City-based biometric Partners with Atlanta-based manufacturer of electronic security technology company in 2016 provider of electronic payment systems (underwent successful CFIUS review) payments solutions

Additional Information for Stockholders.

In connection with the proposed merger with Ant Financial, MoneyGram has filed a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement(s) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Investor Relations.

MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

OPEN LETTER TO
THE MONEYGRAM
COMMUNITY
Dear MoneyGram Employees, Agents, Customers and Partners:
Earlier this year, Ant Financial and MoneyGram together announced plans to join forces . As a leading digital payments company, Ant Financial’s users are global and increasingly looking to transfer money around the world - which is what MoneyGram does best. We want to take a moment to tell you why we are thrilled to pursue our shared vision of global financial inclusion.
We value your team . MoneyGram’s management team and employees are the backbone of the organization . We want to work with you, invest in your business and technology and create even more career growth opportunities for MoneyGram employees in the U.S . and around the world.
We value your customers. Following the transaction, customers will continue to access the same quick, reliable and affordable remittance services they’ve come to know and trust. By connecting the
Ant Financial and MoneyGram ecosystems, we envision an enhanced financial services platform that puts the customer first, no matter where they are in the world .
We value your agents and partners. Once we merge, MoneyGram’s agents and partners will have access to new solutions as we enhance our offerings to meet the needs of markets around the world. In the years to come, we’ll look to expand beyond remittance, enabling you to better serve your customers .
We value the trust customers place in MoneyGram. With over 650 million users worldwide, earning the trust of our users is the single most important thing we do at Ant Financial. So, protecting user data and information is of paramount importance to us . Any data collected on MoneyGram users in the U.S . will continue to reside on the same ironclad U.S.-based servers that meet the high security standards your customers trust today. We also plan to further invest in MoneyGram’s global compliance and anti-money laundering programs.
If you need an example of our partnerships in the U.S., look no further than Kansas City-based
EyeVerify. Since acquiring them last year, we have made significant investments in the business, nearly doubled its workforce in the U.S . and helped grow this American start-up into a stronger company.
We intend to do the same with MoneyGram- and we are excited to help MoneyGram expand its business globally for the digital future of the remittance industry.
We truly appreciate all you have done to make MoneyGram what it is today. As we make progress toward closing, our commitment to completing this agreed merger is unwavering. We look forward to welcoming you to the Ant Financial team by the end of the year.
Sincerely,
Doug Feagin
President, Ant Financial International
&’ANT
A_ FINAN~IAL

Additional Information for Stockholders.

In connection with the proposed merger with Ant Financial, MoneyGram has filed a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement(s) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Investor Relations.

MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

MoneyGram and Ant Financial: Combining to Promote Global Financial Inclusion Amendment to Merger Agreement Represents Compelling, Superior Transaction for MoneyGram April 16, 2017

Amendment to Merger Agreement with Compelling, Superior Terms $18.00/share VALUE $15.20/share (+18.4% Premium to Euronet Proposal) Second Half of 2017 TIMING First Half of 2018 Shareholder Meeting Scheduled for No Progress and No Agreed Upon May 2017; Regulatory Approvals Well CLOSING PROGRESS Transaction Underway Highly Complementary – Grow a Combines Overlapping Money Transfer Larger Remittance Platform RATIONALE Businesses Driven by Digital Technology Commitment to Significant Follow on $60 Million Cost Cuts = SYNERGIES Investment and Job Creation Elimination of Jobs and Facilities Retain Current Management and HQ in Redundant with Current MANAGEMENT TEAM Texas Management and HQ Commitment of Substantial Capital and INVEST IN SYSTEMS + AML / Limited Capability Given Large Digital Technology Know-How COMPLIANCE Debt Load for Transaction 2

How MoneyGram Fits into Ant Financial’s Ecosystem Adds infrastructure and cross- ONE-STOP FINANCIAL SERVICES FOR 650 MILLION USERS GLOBALLY border remittance offerings to Ant Financial’s ecosystem Private, entrepreneurial global company Leverages technology to provide financial services to the underserved and unbanked Provides resources and scale to Founded in 2004, spun off from Alibaba Group in grow MoneyGram platform 2011 and rebranded as Ant Financial in 2014 Headquartered in Hangzhou, China serving Aligned with mission to promote 200+ countries and territories financial inclusion Bring Equal Access to Inclusive Financial Services Around the World Insurance Lending Cross-Border Remittance Payments Wealth Management Credit Reference ZHIMA CREDIT MYBANK INSURANCE SERVICE ANT CREDIT PAY ANT CASH NOW 3

Ant Financial – Building Global Financial Ecosystem with Leading Partners Around the World >650mn >100k 18 active users overseas merchants & stores currencies supported Europe SOUTH KOREA (Payments Partners) UNITED THAILAND (Investments) STATES (Investment) THE PHILIPPINES (Acquisition) (Investment) (Payments Partners) (Pending Merger) INDIA (Investment) 4

Superior Value for MoneyGram Shareholders $18.00 +18.4% $15.20 Ant Financial Transaction Euronet Hostile Proposal Value Per Share Value Per Share 5

Greater Certainty of Closing REGULATORY REQUIREMENTS U.S. antitrust clearance obtained Not subject to any antitrust approvals outside the U.S. Several state license change of control approvals already received All other states substantially underway Actively engaged with CFIUS Success with CFIUS review in prior Ant Financial transaction Antitrust concerns – consolidating 2 of top 3 global competitors in multiple markets Significant business overlap in countries with robust competition laws U.S. antitrust investigation opened EU regulators known for their tough antitrust enforcement stance Risk of lengthy antitrust review Despite antitrust concerns, Euronet was only willing to offer limited commitments to obtain regulatory approvals High pro forma leverage ratio may impact state change of control approvals 6

Stronger Capital Structure CAPITAL STRUCTURE One of the world’s leading digital payments companies with substantial financial resources Financing provided by a broad group of leading U.S. banks At $15.20 per share, acquisition debt would have significantly strained balance sheet Limited free cash flow in the U.S. to service debt as foreign earnings are not repatriated Pro forma company would have been unable to invest significantly in MoneyGram business and compliance 7

Better for the U.S. Economy STAKEHOLDER CONSIDERATIONS Committed to investing in and growing MoneyGram’s U.S.-based operations and creating jobs in America Dallas HQ, retain management, employees and facilities Unwavering commitment to completing a transaction Massive cost synergies – likely requires job cuts and agent location and facility eliminations With just 150 employees at its HQ in the U.S., Euronet’s primary operations are in Eastern Europe, not in the U.S. Limited investments and tax payments in the U.S. as foreign earnings are not repatriated 8

Genuine Commitment to Transaction DEMONSTRATED INTEREST Improved terms with fully committed financing from global banks Full resources of Ant Financial focused on closing Unwavering commitment to completing a transaction Several opportunities to buy MoneyGram over the last decade Withdrew interest in doing deal at $11 -$12 per share in Dec. 2016 due to valuation and financing concerns 9

Commitment to Protecting Consumer Data CUSTOMER DATA SAFEGUARDS AND COMPLIANCE MoneyGram will continue to operate business independently MoneyGram’s U.S. consumer data will continue to be stored on U.S.-based servers and managed by MoneyGram employees Committed to data privacy Actively work with law enforcement in the U.S. and abroad to fight illicit financing; all cooperation will continue Debt burden would have hindered Euronet’s ability to invest in MoneyGram’s systems, compliance, and AML infrastructure Euronet and its agents have recently been imposed fines for compliance violations or convicted of federal money laundering violations in the U.S. and abroad In 2011, Euronet failed to properly encrypt customers’ data, resulting in breach of more than 2 million credit card accounts The majority of Euronet’s data centers are located outside the U.S. where data protection standards are weaker 10

The Real Facts About Euronet Eastern Europe origin in Hungary with core operations still in the region 150 out of >5,000 employees are at the U.S. headquarters Penalized by tax authorities for underpaying taxes 11 out of 13 data/processing centers outside the U.S. Zero U.S. tax paid in 2016 No Profits brought to the U.S. where it would have to pay U.S. taxes <20% earnings and assets in the U.S. 4% of all taxes paid in the last decade were paid in the U.S. Cost Cuts of $60 million promised, leading to U.S. job cuts and facility closures Source: Company filings and press releases, media reports Non-U.S., 72% Non-U.S. 82% Revenue Pre-Tax Income 11

Conclusion We remain fully committed to completing our merger with MoneyGram as part of our mission to bring inclusive financial services to users around the world. We look forward to working closely with the current MoneyGram team in Dallas, in addition to investing in the business and growing jobs in the United States. Eric Jing CEO of Ant Financial

Additional Information for Stockholders and Participants in the Solicitation Additional Information for Stockholders In connection with the proposed merger with Ant Financial, MoneyGram has filed a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”) and mailed such definitive proxy statement to its stockholders of record as of April 7, 2017. In addition, MoneyGram will also file other relevant documents with the SEC regarding the Amended Merger Agreement and the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION WITH ANT FINANCIAL. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by the Company, at the Company’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from the Company by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Investor Relations. Participants in the Solicitation The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for the Company, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

January 26, 2017

MoneyGram Agrees to Merge with Ant Financial

MoneyGram will continue to be headquartered in the United States and operate under its existing brand

DALLAS, Texas and HANGZHOU, China, Jan. 26, 2017 /PRNewswire/ — MoneyGram (NASDAQ: MGI), a global provider of innovative money transfer services, and Ant Financial Services Group, one of the world’s leading digital financial services providers and parent company of Alipay, a global mobile payment platform, today announced that they have entered into a definitive agreement under which MoneyGram will merge with Ant Financial, with stockholders of MoneyGram being offered $13.25 per share in cash. The transaction will connect MoneyGram’s money transfer network of 2.4 billion bank and mobile accounts and 350,000 physical locations with Ant Financial’s users, who enjoy a broad suite of technology-based financial services, including payments, credit and insurance products. The combination will provide consumers in over 200 countries and territories with convenient and accessible financial services, which furthers Ant Financial’s mission to promote equal access to financial services globally.

The services of MoneyGram and Ant Financial are highly complementary. MoneyGram, which will remain headquartered in Dallas and continue to operate under its existing brand, will be able to leverage Ant Financial’s global presence and existing network to serve more than 630 million users — including 450 million with Alipay and 180 million with India’s leading mobile payment provider Paytm — to increase MoneyGram’s transaction volume across the broad Asia-Pacific region. The transaction will also help expand Ant Financial’s business in new global markets following its recent partnerships with Paytm in India and Ascend Money in Thailand.

“The acquisition of MoneyGram is a significant milestone in our mission to bring inclusive financial services to users around the world,” said Eric Jing, Chief Executive Officer of Ant Financial. “We believe financial services should be simple, low-cost and accessible to the many, not the few. The combination of Ant Financial and MoneyGram will provide greater access, security and simplicity for people around the world to remit funds, especially in major economies such as the United States, China, India, Mexico and the Philippines.”

Mr. Jing continued: “One of MoneyGram’s greatest strengths is its high-quality team of employees. We are committed to continuing to invest in MoneyGram’s workforce and growing jobs in the United States, where MoneyGram has made a mark with outstanding customer service, innovative products and industry-leading technology and compliance programs.”

“This transaction will significantly benefit consumers throughout the world who depend on innovative and reliable financial connections to friends and family,” said Alex Holmes, Chief Executive Officer of MoneyGram. “MoneyGram can now accelerate and expand our suite of global hybrid solutions and integrate an even larger digital and physical network, making money transfers easier for customers and providing a wider selection of services for the agents who serve them around the world. Ant Financial is an ideal partner for MoneyGram; together, we will be able to expand our business and, in doing so, offer more people around the world access to a reliable financial connection to loved ones.”

Transaction Highlights

The transaction is valued at approximately $880 million for all of MoneyGram’s common and preferred shares on a fully diluted basis and Ant Financial will assume or refinance MoneyGram’s outstanding debt. The per share consideration represents a premium of approximately 20 percent to MoneyGram’s volume weighted average share price over the prior three month period. The transaction has been approved by the MoneyGram Board of Directors. In addition, Thomas H. Lee Partners and certain MoneyGram executives who collectively own approximately 46 percent of the outstanding voting shares of MoneyGram have entered into agreements with MoneyGram to vote in favor of the transaction. The transaction is subject to the approval of MoneyGram stockholders, regulatory approvals and other customary closing conditions. The acquisition is expected to close in the second half of 2017.

Upon completion of the transaction, MoneyGram will retain the MoneyGram brand name and management team. Alex Holmes will continue to serve as Chief Executive Officer of MoneyGram and work with Douglas Feagin, Senior Vice President of Ant Financial, and Souheil Badran, General Manager for North America, from Ant Financial to drive the integration between the two organizations. MoneyGram will remain headquartered in Dallas and is expected to maintain and grow its U.S.-based workforce.

Advisors

Citi is serving as financial advisor to Ant Financial and Simpson Thacher & Bartlett LLP is serving as its legal advisor. BofA Merrill Lynch is serving as financial advisor to MoneyGram and Vinson & Elkins LLP is serving as its legal advisor.

About Ant Financial

Ant Financial Services Group is focused on serving small and micro enterprises, as well as consumers. With the vision “bring small and beautiful changes to the world,” Ant Financial is dedicated to building an open ecosystem of Internet thinking and technologies while working with other financial institutions to support the future financial needs of society. Businesses operated by Ant Financial Services Group include Alipay, Ant Fortune, Zhima Credit and MYbank. For more information on Ant Financial, please visit our website at www.antgroup.com or follow us on Twitter @AntFinancial.

About MoneyGram

MoneyGram is a global provider of innovative money transfer services and is recognized worldwide as a financial connection to friends and family. Whether online, or through a mobile device, at a kiosk or in a local store, we connect consumers any way that is convenient for them. We also provide bill payment services, issue money orders and process official checks in select markets. More information about MoneyGram International, Inc. is available at moneygram.com.

Additional Information for Stockholders

The proposed transactions will be submitted to the stockholders of MoneyGram for their consideration. In connection with the proposed transaction, MoneyGram will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by directing such request to Suzanne Rosenberg, telephone: 214-979-1400.

Participants in the Solicitation

MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of MoneyGram’s stockholders; the timing to consummate the proposed transaction; the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval (including CFIUS approval) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s filings may be obtained by contacting MoneyGram or the SEC or through MoneyGram’s web site at corporate.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

Contacts

Ant Financial Contact

Tim Danaher

Brunswick Group

Phone: +1 888 302 0777

E-mail: tdanaher@brunswickgroup.com

MoneyGram Contact

Michael Freitag / Joseph Sala / Viveca Tress

Joele Frank, Wilkinson Brimmer Katcher

Phone: 212 355 4449

To view the original version on PR Newswire, visit:http://www.prnewswire.com/news-releases/moneygram-agrees-to-merge-with-ant-financial-300397354.html

SOURCE Ant Financial

News Provided by Acquire Media

Letter to the Editor of the Wall Street Journal

February 28, 2017

Ant Financial’s MoneyGram Deal Is Clean

Some important misunderstandings about Ant Financial and its proposed acquisition of MoneyGram.

Robert Pittenger and Chris Smith’s “Check China’s Financial Investments in the U.S.” (op-ed, Feb. 22) includes some important misunderstandings about Ant Financial and its proposed acquisition of MoneyGram.

Ant Financial’s mission is to provide access to payments and financial services around the world for individuals and small businesses that are underserved by traditional financial institutions. We follow two strategies outside of China: help Chinese tourists traveling abroad to buy goods and services in local markets, including the U.S., and cultivate local partnerships to facilitate access to mobile-based financial services.

Ant Financial is a private sector company and while a handful of Chinese state-owned or -affiliated funds own non-controlling minority stakes, they do not participate in company management. Nor do they have board representation or any special rights. Around the world, Ant Financial works closely with regulators to ensure compliance in the areas of anti-money laundering, data protection, information security and consumer privacy.

The proposed combination of Ant Financial and MoneyGram was driven by strong commercial considerations as well as compatible business missions. We believe that the proposed combination would create the potential for a large number of U.S.-based job opportunities.

MoneyGram will continue to be headquartered in Dallas and run by its current U.S. based management team after the deal closes. Ant Financial will continue to invest in MoneyGram’s systems and compliance programs. MoneyGram and Ant Financial will voluntarily and jointly submit the transaction for a full national security review by CFIUS, and we look forward to cooperating with the Committee. We do not believe this transaction raises any national security issues for the U.S.

Both MoneyGram and Ant Financial believe that financial services should be simple, low-cost and accessible. Together, we will work to provide people around the world with convenient and accessible financial services.

Douglas Feagin

President, Ant Financial International

New York

Additional Information for Stockholders.

In connection with the proposed merger with Ant Financial, MoneyGram has filed a preliminary proxy statement and will file a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Investor Relations.

MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Ant Financial Comments on Definitive Agreement with MoneyGram

HANGZHOU, China, March 14, 2017 /PRNewswire/ — Ant Financial Services Group today issued the following statement regarding its agreed-upon transaction with MoneyGram (NASDAQ: MGI) and the unsolicited conditional proposal put forth by Euronet Worldwide:

“Ant Financial remains highly committed to the consummation of our merger with MoneyGram. This combination would bring together our complementary businesses and provide substantial benefits to MoneyGram’s stockholders, customers and employees as MoneyGram leverages our platform of 630 million users worldwide.

MoneyGram and Ant Financial continue to work cooperatively under the terms of our merger agreement, and together, we are making progress on schedule towards obtaining all required regulatory and shareholder approvals. We continue to anticipate closing our transaction with MoneyGram in the second half of 2017.

We are excited about this combination and remain committed to keeping MoneyGram, its management team and headquarters in Texas as we invest more in the business and in American jobs in the years ahead.”

About Ant Financial

Ant Financial Services Group is focused on serving small and micro enterprises, as well as consumers. With the vision “bring the world equal access to inclusive financial services,” Ant Financial is dedicated to building an open ecosystem of Internet thinking and technologies while working with other financial institutions to support the future financial needs of society. Businesses operated by Ant Financial Services Group include Alipay, Ant Fortune, Zhima Credit and MYbank. For more information on Ant Financial, please visit our website at www.antgroup.com or follow us on Twitter @AntFinancial.

Contacts

USA: Sard Verbinnen & Co

Paul Kranhold / Ron Low / Reze Wong

+1 415 618 8750

pkranhold@sardverb.com / rlow@sardverb.com / rwong@sardverb.com

China: Miranda Shek

+86-18616682252

miranda@ant-financial.com

Additional Information for Stockholders.

In connection with the proposed merger with Ant Financial, MoneyGram has filed a preliminary proxy statement and will file a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Investor Relations.

MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

MoneyGram and Ant Financial Announce Expiration of Hart-Scott-Rodino Waiting Period

DALLAS and HANGZHOU, China, March 28, 2017 /PRNewswire/ — MoneyGram (NASDAQ: MGI) and Ant Financial Services Group today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) has expired with respect to the definitive agreement under which MoneyGram will merge with Ant Financial.

Expiration of the waiting period under the HSR Act satisfies one of the conditions necessary for the consummation of the merger. The transaction remains subject to the approval of MoneyGram stockholders, other regulatory approvals and other customary closing conditions. The transaction is not subject to any non-U.S. anti-trust approvals. Both parties continue to expect the transaction to close in the second half of 2017.

About MoneyGram

MoneyGram is a global provider of innovative money transfer services and is recognized worldwide as a financial connection to friends and family. Whether online, or through a mobile device, at a kiosk or in a local store, we connect consumers any way that is convenient for them. We also provide bill payment services, issue money orders and process official checks in select markets. More information about MoneyGram International, Inc. is available at moneygram.com.

About Ant Financial

Ant Financial Services Group is focused on serving small and micro enterprises, as well as consumers. With the vision “bring the world equal access to inclusive financial services,” Ant Financial is dedicated to building an open ecosystem of Internet thinking and technologies while working with other financial institutions to support the future financial needs of society. Businesses operated by Ant Financial Services Group include Alipay, Ant Fortune, Zhima Credit and MYbank. For more information on Ant Financial, please visit our website at www.antgroup.com or follow us on Twitter @AntFinancial.

Additional Information for Stockholders

The proposed transactions will be submitted to the stockholders of MoneyGram for their consideration. In connection with the proposed transaction, MoneyGram will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by directing such request to Suzanne Rosenberg, telephone: 214-979-1400.

Participants in the Solicitation

MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of MoneyGram’s stockholders; the timing to consummate the proposed transaction; the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval (including CFIUS approval) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s filings may be obtained by contacting MoneyGram or the SEC or through MoneyGram’s web site at corporate.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

Contacts

MoneyGram Contact

Michael Freitag / Joseph Sala / Viveca Tress

Joele Frank, Wilkinson Brimmer Katcher

Phone: 212 355 4449

Ant Financial Contact

USA: Sard Verbinnen & Co

Paul Kranhold / Ron Low / Reze Wong

+1 415 618 8750

pkranhold@sardverb.com / rlow@sardverb.com / rwong@sardverb.com

China: Miranda Shek

+86-18616682252

miranda@ant-financial.com

Ant Financial Publishes Open Letter to the MoneyGram Community

HANGZHOU, China, April 6, 2017 /PRNewswire/ — Ant Financial Services Group today issued the following letter to the MoneyGram (NASDAQ: MGI) community as it relates to Ant Financial’s agreement to merge with MoneyGram.

Dear MoneyGram Employees, Agents, Customers and Partners:

Earlier this year, Ant Financial and MoneyGram together announced plans to join forces. As a leading digital payments company, Ant Financial’s users are global and increasingly looking to transfer money around the world – which is what MoneyGram does best. We want to take a moment to tell you why we are thrilled to pursue our shared vision of global financial inclusion.

We value your team. MoneyGram’s management team and employees are the backbone of the organization. We want to work with you, invest in your business and technology and create even more career growth opportunities for MoneyGram employees in the U.S. and around the world.

We value your customers. Following the transaction, customers will continue to access the same quick, reliable and affordable remittance services they’ve come to know and trust. By connecting the Ant Financial and MoneyGram ecosystems, we envision an enhanced financial services platform that puts the customer first, no matter where they are in the world.

We value your agents and partners. Once we merge, MoneyGram’s agents and partners will have access to new solutions as we enhance our offerings to meet the needs of markets around the world. In the years to come, we’ll look to expand beyond remittance, enabling you to better serve your customers.

We value the trust customers place in MoneyGram. With over 650 million users worldwide, earning the trust of our users is the single most important thing we do at Ant Financial. So, protecting user data and information is of paramount importance to us. Any data collected on MoneyGram users in the U.S. will continue to reside on the same ironclad U.S.-based servers that meet the high security standards your customers trust today. We also plan to further invest in MoneyGram’s global compliance and anti-money laundering programs.

If you need an example of our partnerships in the U.S., look no further than Kansas City-based EyeVerify. Since acquiring them last year, we have made significant investments in the business, nearly doubled its workforce in the U.S. and helped grow this American start-up into a stronger company. We intend to do the same with MoneyGram – and we are excited to help MoneyGram expand its business globally for the digital future of the remittance industry.

We truly appreciate all you have done to make MoneyGram what it is today. As we make progress toward closing, our commitment to completing this agreed merger is unwavering. We look forward to welcoming you to the Ant Financial team by the end of the year.

Sincerely,

Doug Feagin

President, Ant Financial International

About Ant Financial

Ant Financial Services Group is focused on serving small and micro enterprises, as well as consumers. With the vision “bring the world equal access to inclusive financial services,” Ant Financial is dedicated to building an open ecosystem of Internet thinking and technologies while working with other financial institutions to support the future financial needs of society. Businesses operated by Ant Financial Services Group include Alipay, Ant Fortune, Zhima Credit and MYbank. For more information on Ant Financial, please visit our website at www.antgroup.com or follow us on Twitter @AntFinancial.

Additional Information for Stockholders

In connection with the proposed merger with Ant Financial, MoneyGram has filed a preliminary proxy statement and will file a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Investor Relations.

MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Contacts

USA: Sard Verbinnen & Co

Paul Kranhold / Reze Wong

+1 415 618 8750

pkranhold@sardverb.com / rwong@sardverb.com

China: Miranda Shek

+86 18616686252

miranda@ant-financial.com

Setting the Record Straight on Euronet and its Hostile Proposal for MoneyGram

NEW YORK, April 12, 2017 /PRNewswire/ — Today, Doug Feagin, President of Ant Financial International, issued the following statement:

In the four weeks since launching a hostile bid to break up Ant Financial’s agreed-upon merger with MoneyGram (NASDAQ:MGI), Euronet (NASDAQ: EEFT) has conducted broad-based political attacks in Washington against Ant Financial Services Group (“Ant Financial”) and the integrity of MoneyGram’s business and data security practices in an attempt to stop a compelling transaction involving a core competitor.

Euronet has sought to create phantom national security arguments and encouraged political interference in a commercial transaction. A closer examination of Euronet’s self-serving claims demonstrates that its hostile bid for MoneyGram does nothing to advance American interests.

•	There is a reason the company is named “Euronet” – its operations are far from being American; rather they are primarily in Eastern Europe where the company was founded and is still heavily concentrated. Over 85% of its assets are outside of the U.S.[1]

•	At its U.S. headquarters, it has just 150 employees according to the Kansas City Business Journal.[2]

•	Nearly all of Euronet’s servers and data centers where its customer information resides are located outside of the U.S., according to public filings. Euronet has just two data facilities in the U.S.[3]

•	Euronet was recently fined millions of dollars by regulators for a massive data breach that exposed more than 2 million credit card accounts, which raises real questions about its data security.[4]

•	Euronet derives only 28% of its revenue in the U.S. and pays virtually no tax in the U.S., according to its annual report to shareholders. Last year, Euronet paid zero U.S. tax and over the last decade only 4% of all taxes paid were paid in the U.S. Further, Euronet has disclosed it has been penalized by tax authorities for underpaying taxes.[5]

•	In March of this year, Euronet announced it has no intention to bring its profits to the U.S. where it would have to pay taxes.[6]

•	Euronet has told investors it plans to cut $60 million in costs if it acquires MoneyGram, which would inevitably impact U.S. facilities and employment, leading to significant U.S. job cuts.[7]

[1]	Euronet Form 10-K filed March 1, 2017 (p 59)
[2]	“Euronet’s Mike Brown is a local guy with global interests,” Kansas City Business Journal. June 20, 2014
[3]	Euronet Form 10-K filed March 1, 2017 (p 39)
[4]	“Delaware Court Allows Some Claims To Proceed In Data Breach Subrogation Action,” Lexology. May 26, 2016
[5]	Euronet Form 10-K filed March 1, 2017 (pp 96, 98)
[6]	Euronet Form 10-K filed March 1, 2017 (p 98)
[7]	Euronet Press Release issued March 14, 2017

•	Euronet’s acquisition of MoneyGram would reduce competition by consolidating the industry from three U.S. players to two. Ant Financial’s acquisition of MoneyGram will preserve three U.S. players and through Ant Financial’s significant investment and expansion plans, enhance competition, which will benefit U.S. consumers.[8]

Following its acquisition by Ant Financial, MoneyGram will continue to independently operate all its data systems and Ant Financial will not have access to any U.S. customer data. Additionally, the entire Texas-based MoneyGram management team and all of its employees in the U.S., including the data security team, will remain in place at MoneyGram. Ant Financial intends to invest significant additional money and resources in MoneyGram, including expenditures to maintain the highest standards of data security and user privacy. This capital and resources will also be used to grow MoneyGram’s U.S. workforce and provide its employees with more growth opportunities. As part of Ant Financial, MoneyGram will continue to pay U.S. federal and state taxes.

Ant Financial and MoneyGram share a core belief that financial services and payments should be accessible to the underserved and unbanked and should be low cost and easy to use. We look forward to closing our transaction and fulfilling this shared mission with our partners at MoneyGram.

About Ant Financial

Ant Financial Services Group is focused on serving small and micro enterprises, as well as consumers.

With the vision “bring the world equal access to inclusive financial services,” Ant Financial is dedicated to building an open ecosystem of Internet thinking and technologies while working with other financial institutions to support the future financial needs of society. Businesses operated by Ant Financial Services Group include Alipay, Ant Fortune, Zhima Credit and MYbank. Ant Financial Services Group is privately held and its majority owners are its employees and members of the Alibaba Partnership. For more information on Ant Financial, our management team and our Board of Directors please visit our website at www.antgroup.com or follow us on Twitter @AntFinancial.

Additional Information for Stockholders

In connection with the proposed merger with Ant Financial, MoneyGram has filed a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement(s) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Investor Relations.

MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction.

[8]	“Wal-Mart offers low-price money transfers,” Star Tribune. April 17, 2014

Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Contacts

USA: Sard Verbinnen & Co

Paul Kranhold / Reze Wong / Andrew Duberstein

+1 415 618 8750 / +1 212 687 8080

pkranhold@sardverb.com / rwong@sardverb.com / aduberstein@sardverb.com

China: Miranda Shek

+86 18616686252

miranda@ant-financial.com

MoneyGram and Ant Financial Enter Into Amended Merger Agreement

Agreement Increases Offer Price for MoneyGram Stockholders to $18.00 Per Share

DALLAS and NEW YORK, April 16, 2017 – MoneyGram (NASDAQ: MGI) and Ant Financial Services Group today announced that the companies have entered into an amendment to the definitive agreement under which MoneyGram will merge with Ant Financial (the “Amended Merger Agreement”). Pursuant to the amendment, Ant Financial increased the offer price to acquire all of the outstanding shares of MoneyGram from $13.25 per share to $18.00 per share in cash. The MoneyGram board of directors has unanimously approved the Amended Merger Agreement.

The offer price of $18.00 per share provides approximately $320 million in additional cash consideration to MoneyGram stockholders from the prior agreement. The per share consideration represents a premium of approximately 64 percent to MoneyGram’s volume weighted average share price over the prior three month period ended January 25, 2017, the day prior to the original transaction announced with Ant Financial. The transaction is valued at approximately $1,204 million for all of MoneyGram’s common and preferred shares on a fully diluted basis. Ant Financial will assume or refinance MoneyGram’s outstanding debt.

Pamela Patsley, Executive Chairman of MoneyGram, said, “Throughout this process, our board of directors has remained laser-focused on maximizing value for MoneyGram stockholders, while taking into account price, the ability to complete a transaction and other important considerations. We are pleased to offer even more value to our stockholders through the amendment of our merger agreement with Ant Financial. We continue to be excited about the transaction, which we are confident will provide substantial benefits to all of our stakeholders, including stockholders, customers, agents and employees.”

Alex Holmes, Chief Executive Officer of MoneyGram, added, “As I have stated previously, we believe this transaction will significantly benefit consumers throughout the world who depend on innovative and reliable financial connections to friends and family. We share Ant Financial’s commitment to successfully completing the transaction, which will allow us to grow our business, making money transfers easier for customers and providing a wider selection of services for the agents who serve them around the world.””

Doug Feagin, President of Ant Financial International, said, “We look forward to joining forces with MoneyGram, which will add valuable cross-border remittance capabilities to the Ant Financial ecosystem, serving our more than 630 million users globally. Over the past few months, we have enjoyed working closely with the MoneyGram team and remain committed to our plans to invest further in the MoneyGram business. We plan to grow the U.S.-based team and create even greater opportunities for the MoneyGram community as we pursue our shared vision of global inclusive finance in an increasingly digital era.”

Mr. Feagin continued, “We are fully committed to maintaining the MoneyGram brand that has earned the trust of millions of customers. As part of Ant Financial, MoneyGram will have access to resources to further enhance its technology, systems and anti-money laundering and compliance programs.”

Following the completion of the transaction, MoneyGram will operate as an independent subsidiary of Ant Financial and retain its brand, management team, IT infrastructure and headquarters in Dallas, Texas. All of MoneyGram’s current procedures and protections related to data security and personally identifiable information will remain intact.

MoneyGram and Ant Financial have already made significant progress towards obtaining the regulatory approvals necessary to complete the transaction, including obtaining antitrust clearance in the United States and filing for certain state licensing approvals. The transaction is subject to the approval of MoneyGram stockholders, obtaining remaining regulatory approvals, including the clearance of the transaction by the Committee on Foreign Investment in the United States, and other customary closing conditions. The transaction continues to be expected to close in the second half of 2017. The transaction is not subject to any financing conditions.

MoneyGram stockholders of record as of April 7, 2017 will be asked to vote on the Amended Merger Agreement at a special meeting of the stockholders of MoneyGram scheduled for May 16, 2017. Thomas H. Lee Partners and certain MoneyGram executives who collectively own approximately 46 percent of the outstanding voting shares of MoneyGram previously entered into agreements with MoneyGram to vote in favor of the transaction, which agreements remain in effect following entry into the Amended Merger Agreement. The MoneyGram board of directors recommends that MoneyGram stockholders vote “for” the Amended Merger Agreement at the special meeting.

On April 14, 2017, MoneyGram received a binding offer from Euronet Worldwide, Inc. (“Euronet”) (NASDAQ: EEFT) to acquire all of the outstanding shares of MoneyGram Common Stock and Preferred Stock (on an as-converted basis) for $15.20 per share in cash. Upon receipt of Ant Financial’s increased offer on April 15, 2017, MoneyGram’s board of directors, after careful review and consideration in consultation with its outside legal and financial advisors, compared the relative merits of the increased offer reflected in the Amended Merger Agreement with Ant Financial to the binding offer from Euronet and unanimously determined that the Euronet proposal was not superior to the Amended Merger Agreement and that entering into the Amended Merger Agreement was in the best interests of MoneyGram stockholders.

Citi is serving as financial advisor to Ant Financial and Simpson Thacher & Bartlett LLP is serving as its legal advisor. BofA Merrill Lynch is serving as financial advisor to MoneyGram and Vinson & Elkins LLP is serving as its legal advisor.

For additional information regarding the transaction, including a presentation from Ant Financial, please visit www.antandmoneygram.com.

About MoneyGram

MoneyGram is a global provider of innovative money transfer services and is recognized worldwide as a financial connection to friends and family. Whether online, or through a mobile device, at a kiosk or in a local store, we connect consumers any way that is convenient for them. We also provide bill payment services, issue money orders and process official checks in select markets. More information about MoneyGram International, Inc. is available at moneygram.com.

About Ant Financial

Ant Financial Services Group is focused on serving small and micro enterprises, as well as consumers. With the vision “bring small and beautiful changes to the world,” Ant Financial is dedicated to building an open ecosystem of Internet thinking and technologies while working with other financial institutions to support the future financial needs of society. Businesses operated by Ant Financial Services Group include Alipay, Ant Fortune, Zhima Credit and MYbank. Ant Financial Services Group is privately held and its majority owners are its employees and members of the Alibaba Partnership. For more information on Ant Financial, its Board of Directors and senior management please visit our website at www.antgroup.com or follow us on Twitter @AntFinancial.

Forward-Looking Statements

This press release contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the likelihood of the merger with Ant Financial being consummated and the timing of the special meeting. These statements are subject to numerous risks and uncertainties, including the risk that the conditions to the closing of the merger may not be consummated or that Euronet or a third party may make a revised proposal with respect to an alternative transaction to the merger, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements.

Additional Information for Stockholders

In connection with the proposed merger with Ant Financial, MoneyGram has filed a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”) and mailed such definitive proxy statement to its stockholders of record as of April 7, 2017. In addition, MoneyGram will also file other relevant documents with the SEC regarding the Amended Merger Agreement and the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION WITH ANT FINANCIAL.

Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by the Company, at the Company’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from the Company by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for the Company, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement that has been filed with the SEC and will be contained in other relevant materials to be filed with the SEC.

Ant Financial Contact

USA: Sard Verbinnen & Co

Paul Kranhold / Reze Wong / Andrew Duberstein

+1 415 618 8750 / +1 212 687 8080

pkranhold@sardverb.com / rwong@sardverb.com / aduberstein@sardverb.com

China: Miranda Shek

+86-18616682252

miranda@ant-financial.com

MoneyGram Contact

Michael Freitag / Joseph Sala / Viveca Tress

Joele Frank, Wilkinson Brimmer Katcher

Phone: 212 355 4449

(http://www.antandmoneygram.com)

Investing in America:

Ant Financial’s Merger with MoneyGram

Press Releases & Statements è

On April 16, 2017, Ant Financial and MoneyGram announced that the companies have entered into an amendment to the definitive agreement under which Ant Financial would merge with MoneyGram, acquiring all of the outstanding shares of MoneyGram for $18.00 per share in cash. The MoneyGram board of directors has unanimously approved the amended merger agreement and the companies have already made significant progress towards obtaining the regulatory approvals necessary to complete the merger. The transaction continues to be expected to close in the second half of 2017.

Our Vision

By joining forces with MoneyGram, we plan to pursue our shared vision of global financial inclusion. We look to connect MoneyGram’s money transfer network with Ant Financial’s ecosystem of innovative technology-driven financial services, including payments, credit and insurance products.

Investing in America

This transaction is about growing MoneyGram’s business and team. Ant Financial is committed to investing in and expanding MoneyGram’s U.S.-based operations and maintaining the current management team at its headquarters in Dallas, TX.

Transaction Materials

Fact Sheet (/wp-content/uploads/2017/04/Ant-Financial-Fact-Sheet.pdf)

Open Letter to MoneyGram Community (/wp-content/uploads/2017/04/Ant-Financial-Open-Letter.pdf)

Amended Merger Presentation (/wp-content/uploads/2017/04/Amended-Merger-Presentation.pdf)

Contact Information

USA

Sard Verbinnen & Co

Paul Kranhold/Reze Wong/Andrew Duberstein

+1 415 618 8750/+1 212 687 8080

pkranhold@sardverb.com (mailto:pkranhold@sardverb.com)

rwong@sardverb.com (mailto:rwong@sardverb.com)

aduberstein@sardverb.com (mailto:aduberstein@sardverb.com)

China

Miranda Shek

+86 18616686252 (tel:+86 18616686252)

miranda@ant-financial.com (mailto:miranda@ant-financial.com)

Press Releases & Statements

MoneyGram Agrees to Merge with Ant Financial (January 26) (/wp-content/uploads/2017/04/MoneyGram- Agrees-to-Merge-with-Ant-Financial.pdf)

Letter to Editor of the Wall Street Journal (February 28) (/wp-content/uploads/2017/04/Letter-to-the- Editor-of-the-Wall-Street-Journal.pdf)

Ant Financial Comments on Definitive Agreement with MoneyGram (March 14) (/wp-content/uploads/2017/04/Ant-Financial-Comments-on-Definitive-Agreement-with-MoneyGram.pdf)

MoneyGram and Ant Financial Announce Expiration of Hart-Scott-Rodino Waiting Period (March 28) (/wp-content/uploads/2017/04/MoneyGram-and-Ant-Financial-Announce-Expiration-of-Hart-Scott-Rodino-Waiting-Period.pdf)

Ant Financial Publishes Open Letter to the MoneyGram Community (April 6) (/wp-content/uploads/2017/04/Ant-Financial-Publishes-Open-Letter-to-the-MoneyGram-Community.pdf)

Setting the Record Straight on Euronet and its Hostile Proposal for MoneyGram (April 12) (/wp-content/uploads/2017/04/Setting-the-Record-Straight-on-Euronet-and-its-Hostile-Proposal-for-MoneyGram.pdf)

MoneyGram and Ant Financial Enter Into Amended Merger Agreement (April 16) (/wp-content/uploads/2017/04/MoneyGram-and-Ant-Financial-Enter-Into-Amended-Merger-Agreement-.pdf)

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